                                  EXHIBIT 10.1

                AMENDMENT NO. 1 TO MANAGEMENT SERVICES AGREEMENT

     This AMENDMENT NO. 1 TO MANAGEMENT SERVICES AGREEMENT, is dated this 3rd day of October, 2002.

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Management Services Agreement ("MSA") dated November 29, 2001, effective as of February 29, 2000, between PEARSON PLC and INTERACTIVE DATA CORPORATION, is hereby amended by adding the schedules attached hereto as Schedules 34, 35, 36 and 37 to the MSA (collectively, the "Additional Schedules"), said amendments to be effective as of the commencement of each of the respective Service Periods set forth in the Additional Schedules.

     This Amendment and the Additional Schedules shall be subject to all of the terms and conditions of the MSA. Except as hereby amended, the MSA is in all other respects ratified and confirmed.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

                                           PEARSON PLC


                                           By:    /s/ Gary M. Rinck
                                           Name:  Gary Rinck
                                           Title: General Counsel


                                           INTERACTIVE DATA CORPORATION


                                           By:    /s/ Steven G. Crane
                                           Name:  Steven G. Crane
                                           Title: Chief Financial Officer
                                                  and Executive Vice President

                                   SCHEDULE 34

                                FT.COM - FTS VIEW

Service Provider:        FT Interactive Data (Europe) Limited

Service Recipient:       Financial Times Information Limited

Service Description:     Facilitate matching of news stories with home ticker
                         codes using FTS (view only) and Securities Alert services

Primary Contacts:        Operations Director, FT Interactive Data (Europe)
                         Limited, Fitzroy House, 13-17 Epworth Street, London,
                         EC2A 4DL, England

                         Commercial Director, Financial Times Information Limited, Castle House, 37-45 Paul Street, London, EC2A 4DL, England

Fees:                    5 view licences    GBP6,500 p.a. (in aggregate) plus

                         Securities Alert File(s):

                         <10,000 securities            GBP0.80 per security p.a.
                         10,001 to 20,000 securities   GBP0.50 per security p.a.
                         >20,000 securities            GBP0.25 per security p.a.
                         Subject to a minimum of 5,000 securities p.a.

                         Charges from May 2001 to 31 Dec 2001 agreed at GBP5,958.33.

Service Period:          Commencing in May, 2001 and continuing thereafter until
                         such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for        3 months
Termination:

                                   SCHEDULE 35

                          FT FUND RATINGS DEVELOPMENT]

Service Provider:        FT Interactive Data (Europe) Ltd.

Service Recipient:       Financial Times Ltd.

Service Description:     Development work for FT Fund Ratings

                         SET-UP

                         DEVELOPMENT

                         GBP800 per day       (32.5 days, GBP26,000 estimated)

                         PRODUCTION

                         GBP600 per day (29.5 days,GBP17,700 estimated)

                         MANAGEMENT

                         GBP700 per day (5 days,GBP3,500 estimated)

                         ONGOING

                         GBP600 per day (7 days p.a., GBP4,200 p.a. estimated)

Primary Contacts:        FTID - OPERATIONS DIRECTOR, FITZROY HOUSE
                         FTL -  GENERAL MANAGER - FT FUNDS RATINGS, OSB

Fees:                    AS ABOVE

Service Period:          FROM NOV 30 2001



Notice Period for        3 MONTHS
Termination:

                                   SCHEDULE 36

                                FTFM DEVELOPMENT

Service Provider:        FT Interactive Data (Europe) Ltd

Service Recipient:       Financial Times Ltd

Service Description:     Development work for FTfm

                         EDITORIAL

                         GBP450 per day (14 days,GBP6,300 estimated)

                         PRODUCTION

                         Initialisation - GBP600 per day (31 days,GBP18,600
                                                          estimated)

                         Ongoing - GBP85.70 per hour (152 hours p.a.,GBP13,026
                                                      p.a estimated)

                         DEVELOPMENT

                         GBP800 per day

                         (Estimated:
                         -   Analysis and Management = 4.5 weeks
                         -   Construction and unit testing
                                -  Alphabetic sequencing = 2 weeks
                                -  Two files creation = 4 weeks
                                - Logos = 3 weeks (2 of which from SIGMA/PA domain)
                                - Fund Ratings is the subject of a separate estimate
                         -   System and Acceptance testing = 6 weeks
                         - Implementation and Production establishment = 2 weeks
                         Annual Report Service Indicator = 10 days

                         Total 23.5 week = 117.5 days, GBP94,000)

                         MANAGEMENT

                         GBP700 per day (5 days, GBP3,500 estimated)

Primary Contacts:        FTID - OPERATIONS DIRECTOR, FITZROY HOUSE
                         FTL -  ADVERTISING DIRECTOR, OSB

Fees:                    AS ABOVE

Service Period:          FROM FEB 4 2002


Notice Period for        3 MONTHS
Termination:

                                   Schedule 37

Service Provider:             FT Interactive Data (Europe) Limited. ('FTID')

Service Recipient:            Financial Times Information Limited. ('FTIL')

Service Description:          Provision of cityline telephone codes within the
                              current camera ready pages for the Daily Express, Sunday Express, Daily Star and Sunday Star.

Primary Contacts:             Business Manager - FINSTAT
                              FT Interactive Data (Europe) Limited
                              Fitzroy House, Epworth Street, London EC2A 4DL
                              Tel: 020 7825 8676

                              FT.com manager
                              Financial Times Information Limited
                              One Southwark Bridge
                              London
                              SE1 9HL
                              Tel: 020 7873 4150

Fees:                         FTIL shall pay the charges as specified herein:

                              1) Once-Off Charges:(pound)3,000. Payable within 30 days of receipt of invoice.

                              2) Recurring Charges: FTIL shall pay to FTID
                              15% of the total net revenues received by FTIL from the telecommunications network operators (i.e. after the operators have deducted sums due to them) generated by the operators' provision of the Cityline service on behalf of express Newspapers ("net revenues" means after tax deductions.) Payable monthly in arrears.

Service Period:               28th June 2002 to the date of termination of
                              either the Syndication Agreement (dated 25th
                              June 2002) entered into between Express Newspapers and Financial Times Information Limited or (if earlier) the Market Data Agreement (dated
                              25th June 2002 entered into between FTID and Express Newspapers Limited.

Notice Period for             90 days written notice. No termination permitted
Termination:                  for 6 months from the Effective Date of this
                              Additional Schedule.